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                                                                   EXHIBIT 10.21

                               PLEDGE AGREEMENT
                               ----------------

          THIS PLEDGE AGREEMENT (this "Agreement") is made as of November 24,
                                       ---------
1999, by each of the undersigned pledgors and such other persons who hereinafter become parties to this Agreement pursuant to Section 19 hereof (each, a "Pledgor" and, collectively, the "Pledgors") in favor of GTCR Capital Partners,
 -------                          --------
L.P., a Delaware limited partnership (the "Lender").
                                           ------

          WHEREAS, ZEFER Corp., a Delaware corporation (the "Borrower"), and the
                                                             --------
Lender have entered into that certain Loan Agreement of even date herewith (as amended, modified or supplemented from time to time, the "Loan Agreement"),
                                                          --------------
which is incorporated herein by reference and pursuant to which the Borrower and the Lender have agreed that the Lender shall make Loans to the Borrower on the terms and conditions set forth therein;

          WHEREAS, each Pledgor (other than the Borrower) acknowledges that, as a Subsidiary (as that term is defined in the Loan Agreement) of the Borrower, it will receive substantial direct and indirect benefits and advantage by reason of the making of the Loans to the Borrower as provided in the Loan Agreement and that it will be to each such Pledgor's direct interest and economic benefit to assist the Borrower in procuring said Loans from the Lender; and

          WHEREAS, to induce the Lender to enter into the Loan Agreement and make the Loans to the Borrower thereunder, in order to secure the payment and performance by the Borrower of the Secured Obligations (as hereinafter defined in Section 1), the Pledgors have agreed to pledge to the Lender, for the benefit of the Lender, all of the Collateral (as hereinafter defined in Section 2) as security for the Secured Obligations.

          NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Pledgors, the parties hereto agree as follows:

1.   Definitions.
     -----------

     1.1  Certain Defined Terms.  Capitalized terms not otherwise defined herein
          ---------------------
which are defined in the Loan Agreement shall have the meanings set forth therein or which are defined in the UCC shall have the meanings set forth therein. In addition to any other terms defined elsewhere in this Agreement, the following terms shall have the following meanings:

          "Collateral" shall have the meaning assigned to that term in Section 2
           ----------
hereof.

          "Equity Rights" shall have the meaning assigned to that term in
           -------------
Section 2 hereof.

          "Event of Default" shall mean an Event of Default as defined in the
           ----------------
Loan Agreement or any breach by any Pledgor of any representation, warranty, covenant, agreement or term of this Agreement.

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          "Other Securities" shall have the meaning assigned to that term in
           ----------------
Section 2 hereof.

          "Pledged Securities" shall have the meaning assigned to that term in
           ------------------
Section 2 hereof.

          "Proceeds" shall mean all proceeds (as that term is defined in the
           --------
UCC) and, in addition, any and all amounts or items of property, both cash and noncash, received when any Collateral or proceeds thereof are sold, exchanged, collected or otherwise disposed of, including proceeds of insurance, indemnity, warranty or guarantee paid or payable on or in connection with any Collateral, and any and all other amounts paid or payable under or in connection with any of the Collateral.

          "Secured Obligations" shall mean, collectively, (i) the Loan
           -------------------
Obligations, (ii) all other liabilities, obligations and indebtedness (whether actual or contingent, whether owed jointly or severally and whether for the payment of money and, if for the payment of money, whether for principal, interest, fees, expenses or otherwise) of any Borrower Entity to the Lender now existing or hereafter incurred, whether under lines of credit, other financing arrangements or otherwise, whether related to the Loan Agreement or the Note, whether contemplated by the Lender or the Borrower at the date hereof and whether direct, indirect, matured or contingent, joint or several, or otherwise, together with any and all extensions, renewals, refinancings or refundings thereof in whole or in part, (iii) all costs and expenses (including, without limitation, to the extent permitted by law, reasonable attorneys' fees and other legal expenses) incurred by the Lender in the enforcement and collection of any of the liabilities, obligations and indebtedness referred to in clause (i) or
(ii) above, and (iv) all payments and advances made by the Lender for the maintenance, preservation, protection or enforcement of, or realization upon, any property or assets now or hereafter made subject to any Lien granted pursuant to the Loan Agreement, this Agreement, the other Loan Documents or pursuant to any other agreement, instrument or note relating to any of the Secured Obligations (including, without limitation, advances for taxes, insurance, storage, transportation, repairs and the like).

          "UCC" shall mean the Uniform Commercial Code as in effect in any
           ---
applicable jurisdiction.

     1.2  Other Definitional Provisions. References to "Sections,""subsections,"
          -----------------------------
"Exhibits" and "Schedules" shall be to Sections, subsections, Exhibits and Schedules, respectively, of this Agreement unless otherwise specifically provided. Any of the terms defined in Section 1.1 may, unless the context otherwise requires, be used in the singular or the plural depending on the reference. In this Agreement, "hereof," "herein," "hereto," "hereunder" and the like mean and refer to this Agreement as a whole and not merely to the specific section, paragraph or clause in which the respective word appears; words importing any gender include the other gender; references to "writing" include printing, typing, lithography and other means of reproducing words in a tangible visible form; the words "including," "includes" and "include" shall be deemed to be followed by the words "without limitation;" references to agreements and other contractual instruments shall be deemed to include subsequent amendments, assignments, and other modifications thereto, but only to the extent such amendments, assignments and other modifications are not prohibited by the terms of this Agreement or any other Loan Document; references to Persons include their respective permitted successors and assigns or, in the case of governmental Persons, Persons succeeding to the

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relevant functions of such Persons; and all references to statutes and related regulations shall include any amendments thereto and any successor statutes and regulations.

2.  Grant of Security Interest.
    --------------------------

    2.1  Grant. As collateral security for full and timely payment, observance
         -----
and performance of the Secured Obligations in accordance with the terms thereof, and to induce the Lender to extend credit to the Borrower under the Loan Agreement, each Pledgor hereby pledges, assigns, hypothecates and transfers, and grants to and creates in favor of the Lender a continuing security interest and lien under the UCC in, all of such Pledgor's right, title and interest in, to and under the following (all of which is collectively referred to herein as the "Collateral"):
 ----------

         2.1.1 all of the issued and outstanding shares of capital stock, partnership units, limited liability company interests and other securities and ownership interests (whether in certificated or uncertificated form) of such Pledgor's domestic Subsidiaries and 65% of the capital stock of such Pledgor's foreign Subsidiaries (collectively, the "Pledged Securities"), which Pledged
                                         ------------------
Securities are listed on Schedule I hereto;
                         ----------

         2.1.2 all of the shares of capital stock, partnership units, limited liability company interests and other securities and ownership interests (whether in certificated or uncertificated form) of such Pledgor's domestic Subsidiaries hereafter owned, directly or indirectly, by such Pledgor and 65% of the capital stock of such Pledgor's foreign Subsidiaries hereafter owned, directly or indirectly, by such Pledgor (collectively, the "Other Securities");
                                                            ----------------

         2.1.3 all other property hereafter delivered to, or in the possession or in the custody of, the Lender in substitution for or in addition to the Pledged Securities;

         2.1.4 all stock rights, rights with respect to partnership units or limited liability company interests, rights to subscribe, liquidating and other dividends and distributions, stock dividends, dividends paid in stock, new securities, interests, options, warrants, other property and cash to which such Pledgor is or may hereafter become entitled to receive with respect to its interest in the Pledged Securities or the Other Securities, whether in certificated or uncertificated form and whether in substitution or exchange or by reason of merger, consolidation, reclassification, reorganization, liquidation or otherwise (collectively, the "Equity Rights"), which Equity
                                             -------------
Rights are listed on Schedule II hereto;
                     -----------

         2.1.5 the certificates and other instruments described on Schedule I
                                                                   ----------
currently evidencing the Pledged Securities and any and all other certificates and instruments now or hereafter evidencing the Pledged Securities, the Other Securities or the Equity Rights, in each case duly endorsed in blank (or with appropriate irrevocable stock powers duly executed in blank and undated); and

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         2.1.6  all Proceeds of the foregoing.

    2.2  Relative Priority of Security Interests. In furtherance of the intent
         ---------------------------------------
of the parties hereto, the security interests and liens granted hereunder shall be treated as a severable first priority security interest and lien granted to the Lender as the lender under the Loan Agreement.

3.  Delivery of Collateral.  Upon the execution and delivery of this Agreement,
    ----------------------
each Pledgor shall deliver to the Lender or its agent all items of Collateral then owned by or held by it in tangible form, and with respect to all items of Collateral acquired by each Pledgor hereafter, such Pledgor shall accept such items of Collateral as the Lender's agent, hold such items in trust for the Lender hereunder and promptly deliver such items of Collateral to the Lender or its agent upon such Pledgor's receipt thereof. Each certificate or instrument representing Collateral shall be delivered to the Lender or its agent duly endorsed in blank or together with appropriate irrevocable stock powers undated and duly executed in blank sufficient to transfer title thereto.

4.  Dividends and Other Distributions.
    ---------------------------------

    4.1  Stock Dividends and Other Distributions. So long as this Agreement is
         ---------------------------------------
in effect, if any Pledgor by reason of ownership of the Collateral shall become entitled to receive, or shall receive, any Equity Rights, such Pledgor shall accept the same as the Lender's agent and hold the same in trust for the Lender hereunder and deliver the same promptly to the Lender in the exact form received, with the endorsement of such Pledgor when requested by the Lender and/or appropriate irrevocable stock powers undated and duly executed in blank, to be held by the Lender as part of the Collateral. Any sums or property paid upon or in respect of the Collateral or any other securities received under this
Section 4 upon the reorganization, liquidation, or dissolution of the issuer of any of the Collateral or any such other securities shall immediately be paid over to the Lender to be held by the Lender as additional security for the payment of the Secured Obligations. All sums of money and property so paid or distributed in respect of the Collateral and such other securities that are received by any Pledgor shall, until paid or delivered to the Lender, be segregated from the other property or funds of such Pledgor and held by such Pledgor in trust as additional security for the payment of the Secured Obligations. Such Pledgor shall give the Lender immediate notice of any such distribution.

    4.2  Cash Dividends and Distributions.  Notwithstanding the provisions of
         --------------------------------
Section 4.1 above, unless an Event of Default shall have occurred and be continuing or shall exist, each Pledgor shall be entitled to receive and retain all cash dividends and distributions declared and paid out of earnings or earned surplus with respect to any Collateral to the extent such dividends and distributions are permitted under the Loan Agreement. Upon the occurrence and continuance or existence of any Event of Default or to the extent not permitted under the Loan Agreement, the Lender shall be entitled to receive any and all such cash dividends and distributions, and upon receipt, each Pledgor shall accept any such cash dividends and distributions as the Lender's agent and hold the same in trust for the Lender hereunder and shall immediately deliver any such cash dividends or distributions to the Lender. The Lender shall hold any such cash dividends and distributions as Collateral pursuant to this Agreement or, at the Lender's election, shall apply

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any such cash dividends or distributions to the reduction of any Secured
Obligations then outstanding, in such order as the Lender may elect.

5.   Voting and Other Rights.
     -----------------------

     5.1  Stock Register. At any time and from time to time (i) whether before
          --------------
or after the occurrence of any Event of Default, the Lender shall be entitled to register this Agreement on the stock ledger and/or books of record of each of the issuers of the Collateral, and each Pledgor agrees to cause this Agreement to be so registered, and (ii) after the occurrence of any Event of Default and the continuance thereof, the Lender shall be entitled to register any or all of the Collateral in its name or the name of its nominee, and each Pledgor shall execute such assignments and other documents, and take such other acts, all at such Pledgor's expense, as the Lender may from time to time reasonably request to accomplish the foregoing.

     5.2  Voting Rights.  Unless an Event of Default shall have occurred and be
          -------------
continuing or shall exist, each Pledgor shall be entitled to vote the Collateral and to give consents, waivers and ratifications with respect to the Collateral; provided that no vote shall be cast, or consent, waiver or ratification given,
--------
or any action taken, that would impair the Collateral or be inconsistent with or violate any provision of this Agreement or the Loan Agreement. Upon the occurrence and continuance or during the existence of any Event of Default, the Lender shall have the right to vote the Collateral, in all matters, and grant consents, waivers and ratifications with respect thereto in its absolute discretion whether the Lender has transferred the Collateral to the registered ownership of the Lender or the Lender's nominee.

6.   Representations and Warranties. Each Pledgor hereby represents, warrants,
     ------------------------------
covenants and agrees that:

          6.1 Such Pledgor is and shall be at all times the record and beneficial owner of each item of its Collateral, and has and shall have at all times good and marketable title thereto, free and clear of any and all liens, charges, claims and encumbrances, except the security interest granted under this Agreement, and such Pledgor shall defend such title against the claims and demands of all Persons whomsoever. All of the Pledged Securities are duly authorized, have been validly issued, and in the case of Pledged Securities constituting capital stock, are fully paid and nonassessable.

          6.2 This Agreement has been duly authorized, executed and delivered by such Pledgor and constitutes the legal, valid and binding obligation of such Pledgor, enforceable against such Pledgor in accordance with its terms except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law). This Agreement creates a valid security interest in the Collateral and, upon delivery of the Collateral to the Lender, shall constitute a valid first priority perfected lien on or security interest in the Collateral.

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     6.3  No security agreement, financing statement, equivalent security or lien instrument, or continuation statement covering all or any part of the Collateral is on file or of record in any public office other than those documents reflecting liens on the Collateral in favor of the Lender.

     6.4  The certificates described on Schedule I hereto evidence all of
                                        ----------
the issued and outstanding partnership units, limited liability company interests and shares of capital stock (as applicable) of each Pledgor (other than the Borrower) and its Subsidiaries which are owned by each Pledgor as of the date of execution of this Agreement, and each Pledgor has delivered to the Lender all stock certificates or other instruments evidencing any of the Pledged Securities, in each case duly endorsed in blank to the Lender (or with appropriate irrevocable stock powers duly executed in blank and undated).

     6.5  Except for the Pledged Securities and the Equity Rights, such
Pledgor does not own nor does it have the right to acquire any capital stock or securities of or other ownership interest in any Subsidiary.

     6.6  Such Pledgor's place where its records concerning the Collateral are kept is as set forth on Schedule III hereto, and such Pledgor shall not
                            ------------
change such principal place of business or remove such records unless it has taken such action as is necessary to cause the security interest of the Lender in the Collateral to continue to be perfected. Such Pledgor shall not change its principal place of business or the place where its records concerning the Collateral are kept without giving at least thirty (30) days prior written notice thereof to the Lender.

     6.7 No consent approval or authorization of or designation or filing with any governmental authority on the part of such Pledgor is required in connection with the pledge and security interest granted under this Agreement, or the exercise of the Lender of the voting and other rights provided for in this Agreement, except for the filing of UCC-1 financing statements.

     6.8 The execution, delivery and performance of this Agreement by such Pledgor will not violate any provision of any applicable law or regulation or of any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, or of the charter or by-laws of such Pledgor or of any securities issued by such Pledgor or of any mortgage, indenture, lease, contract, or other agreement, instrument or undertaking to which such Pledgor is a party or which purports to be binding upon such Pledgor or upon any of its respective assets, and will not result in the creation or imposition of any lien, charge or encumbrance on or security interest in any of the assets of such Pledgor except as contemplated by this Agreement.

     6.9  Such Pledgor assumes full responsibility for taking any and all steps to preserve its and the Lender's rights with respect to the Collateral against all prior parties. The Lender shall be deemed to have exercised reasonable care in the preservation and custody of such of the Collateral as may be in the Lender's possession if the Lender takes such action for that purpose as such Pledgor shal l reasonably request in writing; provided that such
                                                      --------
requested action shall not, in the judgment of the Lender, impair the Lender's prior security interest in such Collateral or its rights in or the value of such Collateral; and provided further that such written request is received by the
                -------- -------
Lender in sufficient time to permit the Lender to take the

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requested action. In the absence of such written request, the Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Lender accords its own property.

7.  Ownership Interests.  Except as set forth on Schedule IV, (i) the Pledged
    -------------------                          -----------
Securities represent 100% of the capital stock or securities or other ownership interests of each Subsidiary of the Borrower and (ii) there are no options, warrants, convertible securities or other rights to acquire the capital stock or securities or other ownership interests of any Subsidiary of the Borrower.

8.  Records.   Each Pledgor shall keep accurate and complete records with
    -------
respect to each item and category of the Collateral and shall furnish copies of such records to the Lender with reasonable promptness from time to time upon request of the Lender.

9.  Preservation and Protection of Security Interest.  Each Pledgor shall
    ------------------------------------------------
preserve and protect the Lender's security interest in the Collateral and shall, at its own cost and expense, cause such security interest in the Collateral to be perfected and continue perfected so long as the Secured Obligations or any portion thereof are outstanding and unpaid and so long as the Borrower may borrow funds and the Lender has any obligation to advance funds to the Borrower under the Loan Agreement (by means including, without limitation, the execution and delivery of all instruments, documents and securities to the Lender with endorsements and documents of transfer satisfactory to the Lender), and for such purposes each Pledgor shall from time to time at the request of the Lender file or record, or cause to be filed or recorded, such instruments, documents and notices (including, without limitation, financing statements and continuation statements) or deliver to the Lender such stock certificates or other instruments as the Lender may deem necessary or advisable from time to time to perfect and continue perfected such security interests. Each Pledgor shall do all such other acts and things and shall execute and deliver all such other instruments and documents (including, without limitation, further security agreements, pledges, endorsements, assignments and notices) as the Lender may deem necessary or advisable from time to time to perfect and preserve the priority of such security interests in the Collateral, as a perfected security interest in the Collateral, prior to the rights of any other secured party or lien creditor. The Lender, and its officers, employees and authorized agents, or any of them, are hereby irrevocably appointed the attorneys-in-fact of each Pledgor to do, at such Pledgor's expense, all acts and things which the Lender may deem necessary or advisable to preserve, perfect and continue perfected the Lender's security interests in the Collateral (including, without limitation, the signing of financing, continuation or other similar statements and notices on behalf of each Pledgor), which appointment is irrevocable and coupled with an interest.

10.  Covenants of the Borrower.  Each Pledgor covenants and agrees with the
     -------------------------
Lender that from and after the date of this Agreement and until the Secured Obligations are fully satisfied and the Borrower may no longer borrow funds and the Lender no longer has any obligation to advance funds to the Borrower under the Loan Agreement:

      10.1 Limitation on Liens on Collateral. Such Pledgor shall not create,
           ---------------------------------
permit or suffer to exist, and shall defend the Collateral against, and take such other action as is necessary to remove, any lien on or security interest in the Collateral (other than liens in favor of the Lender), and shall defend the right, title and interest of the Lender in and to any of such Pledgor's right, title

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and interest of the Lender in and to any of such Pledgor's right, title and interest in and to the Collateral and to any proceeds thereof against the claims and demands of all other Persons whomsoever.

     10.2 Limitation on Disposition. Such Pledgor shall not sell, assign,
          -------------------------
exchange or otherwise transfer, or grant any options with respect to, any of the Collateral or any interest therein, or attempt or contract to do so (other than the pledge and security interest granted hereunder) without the prior written consent of the Lender.

     10.3 Notices. Such Pledgor shall advise the Lender promptly, in reasonable
          -------
detail, of (i) any lien, security interest, encumbrance or claim made or asserted against any of the Collateral, (ii) any material change in the composition of the Collateral (including, without limitation, information regarding the issuance or creation of Equity Rights) and (iii) the occurrence of any other event which might have a material adverse effect on the value of the Collateral or on the security interests created hereunder.

     10.4 Additional Securities.  Such Pledgor shall (i) not issue any Pledged
          ---------------------
Securities, Other Securities, Equity Rights or other securities in addition to or in substitution for the Pledged Securities, except to any Borrower Entity or as permitted under the Loan Agreement, (ii) immediately upon its acquisition (directly or indirectly) thereof, pledge to the Lender hereunder any and all additional shares of stock, other securities or ownership interests issued by its Subsidiaries and (iii) shall pledge to the Lender hereunder, immediately upon its acquisition (directly or indirectly) hereof, any and all shares of stock, other securities or ownership interests of any entity which, after the date of this Agreement, becomes a direct or indirect Subsidiary of such Pledgor.

     10.5 Further Assurances. From time to time upon the request of the Lender,
          ------------------
such Pledgor shall, and shall cause its Subsidiaries to, execute and deliver such further documents and do such further acts and things as the Lender may reasonably request to effectuate the provisions of this Agreement (including, without limitation, the making of any filings pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended).

11.  The Lender's Appointment as Attorney-in-Fact.
     --------------------------------------------

     11.1 Each Pledgor hereby irrevocably constitutes and appoints the Lender and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Pledgor and in the name of such Pledgor or in its own name, from time to time in the Lender's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement. Without limiting the generality of the foregoing and subject to each Pledgor's rights under Section 5 hereof, each Pledgor hereby gives the Lender and any officer or agent thereof, as such attorney-in-fact, the power and right, on behalf of such Pledgor, without notice to or assent by such Pledgor, to do the following:

          11.1.1 to defend any suit, action or proceeding brought against such Pledgor with respect to any Collateral;

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

          11.1.2 to pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Collateral;

          11.1.3 to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due and to become due thereunder directly to the Lender or as the Lender shall direct;

          11.1.4 to receive payment of and receipt for any and all moneys, claims and other amounts due and to become due at any time in respect of or arising out of any Collateral;

          11.1.5 to endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Collateral;

          11.1.6 to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of the Collateral;

          11.1.7 to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Lender may deem appropriate;

          11.1.8 to participate in any recapitalization, reclassification, reorganization, consolidation, redemption, stock split, merger or liquidation of any issuer of the Collateral and, in connection therewith, may deposit or surrender control of the Collateral in exchange therefor and take such other action as deemed proper by the Lender in connection therewith; and

          11.1.9 generally, to sell, transfer, pledge, vote, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Lender were the absolute owner thereof for all purposes, and to do, at the Lender's option and at such Pledgor's expense, at any time, or from time to time, all acts and things which the Lender reasonably deems necessary to protect, preserve or realize upon the Collateral and the Lender's security interest therein, to effect the intent of this Agreement, all as fully and effectively as such Pledgor might do;

provided that the Lender shall be permitted to take the actions described in
--------
subsections 11.1.3 through 11.1.9 only upon the occurrence and during the continuation of an Event of Default.

     11.2 Any and all such amounts received by the Lender as attorney-in-fact for each Pledgor may, in the sole discretion of the Lender, be held by the Lender as collateral security. Each Pledgor hereby ratifies, to the extent permitted by law, all that such attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable until the Secured Obligations are indefeasibly paid in full and the Loan Agreement is terminated.

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

     11.3 The powers conferred on the Lender hereunder are solely to protect the Lender's interests in the Collateral and shall not impose any duty upon it to exercise any such powers. The Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to any Pledgor for any act or failure to act, except for its own gross negligence or willful misconduct.

     11.4 Each Pledgor also authorizes the Lender, at any time and from time to time upon the occurrence and during the continuance or existence of any Event of Default, to execute, in connection with the sale provided for in Section 12 of this Agreement, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

12.  Remedies on Default.
     -------------------

     12.1 If any Event of Default shall occur and be continuing or shall exist, the Lender may take possession and control of all or any part of the Collateral (including Proceeds thereof) and books and records pertaining thereto, with or without judicial process, and, without demand or notice (and if notice is required by law, after ten days prior written notice), may proceed to exercise one or more of the rights and remedies accorded a secured party by the UCC and otherwise by law or by the terms of the Loan Agreement or this Agreement. The Lender's rights and remedies shall include, without limitation, the power to sell, lease, assign, give options to purchase or otherwise dispose of and deliver all or any portion of the Collateral at public or private sale or sales at such place and time and on such terms as the Lender may see fit, and to endorse in the name of the appropriate Pledgor any instrument representing Collateral. All of the rights and remedies of the Lender under this Agreement shall be cumulative and not exclusive of other rights and remedies which it otherwise would have, whether under the Loan Agreement, this Agreement, the UCC, the other Security Documents or otherwise. The Lender shall not be under any obligation to marshal any assets in favor of any Pledgor or any other Person or against or in payment of all or any part of the Secured Obligations.

     12.2 Each Pledgor agrees that in any sale of any of the Collateral, the Lender is authorized to comply with any limitation or restriction in connection with such sale which it is advised by its counsel is appropriate (i) to avoid violation of applicable law (including, without limitation, procedures restricting the number of prospective bidders and purchasers, requiring that prospective bidders and purchasers have certain qualifications and restricting prospective bidders and purchasers to persons who shall represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of any Pledged Securities, Other Securities or Equity Rights they purchase), or (ii) to obtain any required approval of such sale or of a purchase of such sale by any governmental regulatory authority or official. Each Pledgor further agrees that such compliance shall not result in any such sale being deemed not to have been made in a commercially reasonable manner, nor shall the Lender be liable or accountable to any Pledgor for any discount allowed by reason of the fact that any Pledged Securities, Other Securities or Equity Rights are sold in compliance with any such limitation or restriction. The Lender shall be under no obligation to delay the sale of any of the Collateral for the period of time necessary to permit any Pledgor or any Subsidiary of any Pledgor to register securities for public sale under the Securities Act of

1933, as amended from time to time, or under applicable state securities laws, even if such Person would agree to do so.

     12.3 If any Event of Default shall occur and be continuing or shall exist, the Lender shall have the right, in addition to all other rights and remedies available to it, without notice to the Borrower, to set-off against and to appropriate and apply to the unpaid balance of the Note and all other Secured Obligations, any obligations owing to the Borrower by the Lender and any funds held in any manner for the account of the Borrower by the Lender, and the Lender is hereby granted a security interest in and lien on all such debts for such purpose. Such rights shall exist whether or not the Lender shall have made any demand under the Loan Agreement or the Note and whether the Note and such other obligations are matured or unmatured.

13.  Application of Proceeds.  Any Collateral (including Proceeds thereof) held
     -----------------------
or realized upon at any time by the Lender shall be applied as follows:

     13.1 first, to reimburse the Lender for expenses and fees incurred for which the Borrower or any other Borrower Entity is obligated to pay the Lender under and in accordance with the Loan Agreement, the Note, this Agreement and/or any other Loan Document (including, without limitation, reasonable attorneys' fees and other legal expenses);

     13.2 second, the satisfaction of all accrued and unpaid interest on the Secured Obligations (including any interest which, but for the provisions of the Bankruptcy Code, would have accrued on such amounts);

     13.3 third, the satisfaction of the principal amounts of the Secured Obligations outstanding; and

     13.4 fourth, the balance, if any, to the Pledgors or as otherwise required by law.

           If the proceeds of sale, collection or other realization of or upon the Collateral granted to the Lender by the Pledgors under this Agreement are insufficient to cover the costs and expenses of such realization and the payment in full of the Secured Obligations, the Pledgors shall remain liable, jointly and severally, for any deficiency. If a surplus results after lawful application of such proceeds, the Pledgors shall be entitled to a pro rata share of any such surplus.

14.  Limitation on the Lender's Duty in Respect of Collateral.  The powers
     --------------------------------------------------------
conferred on the Lender under this Agreement are solely to protect the Lender's interest in the Collateral and shall not impose any duty upon it to exercise any such powers. The Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither the Lender nor any of its officers, directors, employees or agents shall be responsible to any Pledgor for any act or failure to act, except for willful misconduct. Without limiting the foregoing, the Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if such Collateral is accorded treatment substantially equivalent to that which the Lender, in its individual capacity, accords it own property consisting of the type of Collateral involved; it being understood and agreed that the Lender shall not have any responsibility for taking any necessary steps (other than steps taken in accordance with the standard of care above) to preserve the rights against any person with respect to the Collateral. Upon the request of any Pledgor, the Lender shall account for any money received by it in respect of any foreclosure on or disposition of the Collateral.

15.  Taxes and Charges.  Each Pledgor shall jointly and severally pay and
     -----------------
discharge all taxes, levies and other impositions levied on any Collateral owned by it or in its possession (except to the extent that such taxes, levies and other impositions shall not then be due or shall be contested in good faith by appropriate proceedings diligently conducted; provided that such reserves and
                                              --------
other provisions as may be required by generally accepted accounting principles have been duly made and recorded on the appropriate Pledgor's financial records). If any Pledgor shall fail to do so, the Lender may (but shall not be obligated to) pay such taxes, levies or impositions for the account of such Pledgor (without waiving or releasing any obligation or default by such Pledgor hereunder), and the amount thereof shall be added to the Secured Obligations and shall be payable upon demand with interest accruing thereon at the highest rate of interest accruing on the Loans under the Loan Agreement.

16.  Continuing Validity of Obligations.
     ----------------------------------

     16.1 Continuing Validity of Obligations.
          ----------------------------------

          16.1.1 The agreements and obligations of each Pledgor hereunder are continuing agreements and obligations and are absolute and unconditional irrespective of (i) the genuineness, validity or enforceability of the Note or any other instrument or instruments now or hereafter evidencing the Secured Obligations or any part thereof or of the Loan Agreement, this Agreement, the Guaranty, any other Loan Document or any other agreement or agreements now or hereafter entered into by the Lender and the Borrower and/or any other Borrower Entity pursuant to which the Secured Obligations or any part thereof is issued, guaranteed or secured or (ii) any other circumstance which might otherwise constitute a legal or equitable discharge of such agreements and obligations other than payment in full of the Secured Obligations and the termination of the Lender's obligation to lend to the Borrower.

          16.1.2 Without limitation upon the foregoing, such agreements and obligations shall continue in full force and effect as long as the Secured Obligations or any part thereof remains outstanding and unpaid or any obligation of the Lender to lend to the Borrower has not been terminated (whether any Loans are outstanding) and shall remain in full force and effect without regard to and shall not be released, discharged or in any way affected by (i) any renewal, refinancing or refunding of the Secured Obligations in whole or in part, (ii) any extension of the time of payment of the Note or other instrument or instruments now or hereafter evidencing the Secured Obligations or any part thereof, (iii) any compromise or settlement with respect to the Secured Obligations or any part thereof, or any forbearance or indulgence extended to the Borrower or any other Borrower Entity, (iv) any amendment to or modification of the terms of the Note or other instrument or instruments now or hereafter evidencing the Secured Obligations or any part thereof or of the Loan Agreement, the Guaranty, any other Security Document or any other agreement or agreements now or hereafter entered into by the Lender, the Borrower or any other Borrower Entity pursuant to which the Secured Obligations or any part thereof is issued or secured, (v) any substitution, exchange or release of, or failure to preserve, perfect or protect, or other dealing in respect of, the Collateral or any other property or any security for the payment of the Secured Obligations or any part thereof, (vi) any bankruptcy, insolvency, arrangement, composition, assignment for the benefit of creditors or similar proceeding commenced by or against the Borrower or any Pledgor or (vii) any other matter or thing whatsoever whereby the agreements and obligations of the Borrower under the Note, the Loan Agreement or any other Security Document or of any Pledgor hereunder, under the Guaranty or any other Security Document would or might otherwise be released or discharged other than payment in full of the Secured Obligations and the termination of the Lender's obligation to lend to the Borrower. Each Pledgor hereby waives notice of the acceptance of this Agreement by the Lender.

          16.1.3 To the extent that the Borrower, any other Borrower Entity or any other guarantor or pledgor makes a payment or payments to the Lender or the Lender receives any payment or proceeds of the Collateral, which payment or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to such Person or a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause of action, then, to the extent of such payment or proceeds, the Secured Obligations or portion thereof intended to be satisfied and this Agreement shall be revived and continue in full force and effect, as if such payment or proceeds had not been received by the Lender.

17.  Defeasance.  At such time as the Borrower may no longer borrow funds under
     ----------
the Loan Agreement and upon payment in full of the Secured Obligations and the termination of all obligations of the Lender to advance funds to the Borrower under the Loan Agreement, this Agreement shall terminate and be of no further force and effect (except for the provisions of Sections 16 and 18 hereof which shall survive), and in such event Lender shall, at the expense of the Pledgors and without recourse, representation or warranty, redeliver and reassign to each Pledgor its remaining Collateral and take all action necessary to terminate the Lender's security interest in the Collateral. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

18.  Miscellaneous.
     -------------

     18.1  Indemnification and Expenses. The Pledgors shall, jointly and
           ----------------------------
severally, indemnify and hold harmless the Lender from and against any and all claims and losses arising out of or attributable to this Agreement, except claims and losses arising from the Lender's breach hereof or the Lender's gross negligence or willful misconduct. The Pledgors shall pay the Lender on demand the amount of any out-of-pocket expenses (including, without limitation, reasonable attorneys' fees and other legal expenses) incurred by the Lender in connection with the enforcement of this Agreement, the Loan Agreement and/or the Note and as otherwise provided in this Agreement, with interest accruing thereon at the highest rate of interest accruing on the Loans under the Loan Agreement.

     18.2  Specific Performance.  In addition to all other rights and remedies
           --------------------
granted to the Lender in this Agreement, the Loan Agreement and the Loan Documents, the Lender shall be entitled to specific performance and injunctive and other equitable relief, and each Pledgor hereby waives any requirement for the securing or posting of any bond or other security in connection with the obtaining of any such specific performance and injunctive or other equitable relief.

     18.3  No Waiver. No failure or delay on the part of the Lender in the
           ---------
exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege hereunder preclude other or further exercise thereof or the exercise of any other right, power or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

     18.4  APPLICABLE LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE
           --------------
CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS.

     18.5  Notices.  All notices, demands or other communications to be given or
           -------
delivered hereunder shall be given in accordance with the notice provision of the Loan Agreement, if to the Borrower, and in accordance with the notice provision of the Guaranty if to any or all of the Pledgors (other than the Borrower).

     18.6  Amendments, Etc. Subject to Section 19, the terms of this Agreement
           ---------------
may be waived, altered or amended only by an instrument in writing duly executed by each Pledgor and the Lender. Any such amendment or waiver shall be binding upon each Pledgor and the Lender and their respective successors and assigns.

     18.7  Successors and Assigns. This Agreement shall be binding upon and
           ----------------------
inure to the benefit of the respective successors and assigns of each of the parties hereto; provided that the no Pledgor may assign or transfer its rights
                --------
hereunder without the prior written consent of the Lender.

     18.8  Counterparts; Headings.  This Agreement and any amendments, waivers,
           ----------------------
consents or supplements may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

     18.9  Severability. If and to the extent that any provision in this
           ------------
Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions of this Agreement or the obligations of any Pledgor under such provisions, or of such provision or obligation in any other jurisdiction, or of such provision to the extent not invalid, illegal or unenforceable shall not in any way be affected or impaired thereby.

     18.10  Other Loan Documents.  This Agreement supplements the other Loan
            --------------------
Documents and nothing in this Agreement shall be deemed to limit or supersede the rights granted to the Lender in any other

Loan Document. In the event of any conflict between this Agreement and the Loan Agreement, the provisions of the Loan Agreement shall govern.

     18.11  CONSENT TO JURISDICTION AND SERVICE OF PROCESS. ALL JUDICIAL
            ----------------------------------------------
PROCEEDINGS BROUGHT AGAINST ANY PLEDGOR WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF ILLINOIS LOCATED IN THE CITY OF CHICAGO, ILLINOIS, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT EACH PLEDGOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT SUBJECT, HOWEVER, TO RIGHTS OF APPEAL. EACH PLEDGOR HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF COPIES OF ANY SUMMONS AND COMPLAINT AND ANY OTHER PROCESS WHICH MAY BE SERVED IN ANY SUCH ACTION OR PROCEEDING BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, OR BY DELIVERING A COPY OF SUCH PROCESS TO SUCH PLEDGOR, AT ITS ADDRESS SPECIFIED IN THE NOTICE PROVISION OF THE LOAN AGREEMENT, IF TO THE BORROWER, OR AT ITS ADDRESS SPECIFIED IN THE NOTICE PROVISION OF THE GUARANTY, IF TO ANY OTHER PLEDGOR, OR BY ANY OTHER METHOD PERMITTED BY APPLICABLE LAW. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF THE LENDER TO BRING PROCEEDINGS AGAINST ANY PLEDGOR IN THE COURTS OF ANY OTHER JURISDICTION.

     18.12  WAIVER OF JURY TRIAL. EACH PLEDGOR AND THE LENDER HEREBY WAIVE, TO
            --------------------
THE FULL EXTENT PERMITTED BY APPLICABLE LAW, THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION IN ANY COURT BASED UPON OR ARISING OUT OF THIS AGREEMENT. NOTWITHSTANDING ANYTHING CONTAINED IN THIS AGREEMENT TO THE CONTRARY, NO CLAIM MAY BE MADE BY ANY PLEDGOR AGAINST THE LENDER FOR ANY LOST PROFITS OR ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES IN RESPECT OF ANY BREACH OR WRONGFUL CONDUCT (OTHER THAN WILLFUL MISCONDUCT CONSTITUTING ACTUAL FRAUD) IN CONNECTION WITH, ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREUNDER, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH. EACH PLEDGOR HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY SUCH CLAIM FOR ANY SUCH DAMAGES. EACH PLEDGOR AND THE LENDER FURTHER WARRANT AND REPRESENT THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THE LOAN DOCUMENTS, OR TO ANY OTHER

DOCUMENTS OR AGREEMENTS RELATING TO THE LOANS. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT. EACH PLEDGOR AND THE LENDER ALSO WAIVE ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF THE LENDER.

19.  Additional Pledgors.  It is understood and agreed that any Subsidiary of
     -------------------
the Borrower or any other Borrower Entity that is required to execute a counterpart of this Agreement after the date hereof pursuant to subsection 6.7.2 of the Loan Agreement shall automatically become a Pledgor hereunder by executing a counterpart hereof and delivering the same to the Lender. The execution and delivery of such counterpart or any other instrument adding an additional Pledgor as a party to this Agreement shall not require the consent of any other Pledgor hereunder. The rights and obligations of each Pledgor hereunder shall remain in full force and effect notwithstanding the addition of any new Pledgor as a party to this Agreement.


                         *      *      *      *      *

          IN WITNESS WHEREOF, the parties hereto have executed this Pledge Agreement as of the day and year first above written.

                                ZEFER CORP., as a Pledgor

                                By:  /s/ Sean W. Mullaney
                                     -------------------------------------------

                                Its: EVP, General Counsel and Secretary
                                     -------------------------------------------


                                ZEFER CORP. NORTHEAST, as a Pledgor

                                By:  /s/ Sean W. Mullaney
                                     -------------------------------------------

                                Its: EVP, General Counsel and Secretary
                                     -------------------------------------------


                                ZEFER CORP. WEST LLC, as a Pledgor

                                By:  /s/ Sean W. Mullaney
                                     -------------------------------------------

                                Its: EVP, General Counsel and Secretary
                                     -------------------------------------------


                                ZEFER CORP. MIDWEST LLC, as a Pledgor

                                By:  /s/ Sean W. Mullaney
                                     -------------------------------------------

                                Its: EVP, General Counsel and Secretary
                                     -------------------------------------------



                                ZEFER CORP. CRM LLC, as a Pledgor

                                By:  /s/ Sean W. Mullaney
                                     -------------------------------------------

                                Its: EVP, General Counsel and Secretary
                                     -------------------------------------------



                                GTCR CAPITAL PARTNERS, L.P., as Lender

                                By:   GTCR Mezzanine Partners, L.P.
                                Its:  General Partner

                                By:   GTCR Partners VI, L.P.
                                Its:  General Partner

                                By:   GTCR Golder Rauner, L.L.C.
                                Its:  General Partner

                                By:    /s/ illegible
                                      ------------------------------------------
                                Its:  Principal

                                                                      SCHEDULE I


                          List of Pledged Securities
                          --------------------------



                             ZEFER CORP.
                             -----------

                                                        Type and Number of
  Issuer            Certificate Date and Number       Shares/Interests/Units
  ------            ---------------------------       ----------------------

___________                 ____________                   ___________



                         ZEFER CORP. NORTHEAST

                                                        Type and Number of
  Issuer            Certificate Date and Number       Shares/Interests/Units
  ------            ---------------------------       ----------------------

___________                 ____________                   ___________



                          ZEFER CORP. WEST LLC

                                                        Type and Number of
  Issuer            Certificate Date and Number       Shares/Interests/Units
  ------            ---------------------------       ----------------------

___________                ____________                    ___________



                        ZEFER CORP. MIDWEST LLC

                                                        Type and Number of
  Issuer            Certificate Date and Number       Shares/Interests/Units
  ------            ---------------------------       ----------------------

___________                 ____________                   ___________


                         ZEFER CORP. CRM LLC
                                                        Type and Number of
  Issuer            Certificate Date and Number       Shares/Interests/Units
  ------            ---------------------------       ----------------------

___________                 ____________                   ___________

                                                                     SCHEDULE II

 Options, Warrants or other Agreements with respect to the Pledged Securities
 ----------------------------------------------------------------------------

                                                                    SCHEDULE III

                               Record Locations
                               ----------------


ZEFER CORP.
-----------

     [Address]



ZEFER CORP. NORTHEAST
---------------------

     [Address]



ZEFER CORP. WEST LLC
--------------------

     [Address]



ZEFER CORP. MIDWEST LLC
-----------------------

     [Address]



ZEFER CORP. CRM LLC
-------------------

     [Address]

                                                                     SCHEDULE IV


          Ownership Interests Held by Persons other than the Pledgors
          -----------------------------------------------------------


                                               Type and Number of
  Issuer     Certificate Date and Number     Shares/Interests/Units    Held By
  ------     ---------------------------     ----------------------    -------

_________         _______________                 ____________        __________


_________         _______________                 ____________        __________


_________         _______________                 ____________        __________


                 Rights, Options, Warrants or other Agreements
                 ---------------------------------------------